                                                                   EXHIBIT 10.15

                                LETTER AGREEMENT


                                          Dated as of September 18, 2003

AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102

AmeriCredit Owner Trust 2003-1
c/o AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102

AmeriCredit Warehouse Corporation
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102

Bank One Trust Company, NA
2220 Chemsearch Boulevard, Suite 150
Irving, Texas 75062

Bank One, NA
1111 Polaris Parkway, Suite 1K
Oh1-0181
Columbus, Ohio 43240

Deutsche Bank AG, New York Branch
60 Wall Street, 19th Floor
New York, New York 10005

Systems & Services Technologies, Inc.
4315 Pickett Road
St. Joseph, Missouri 64503

Ladies and Gentlemen:

                Reference is hereby made to the Sale and Servicing Agreement dated as of March 18, 2003 (the "Sale and Servicing Agreement"), among AmeriCredit Owner Trust 2003-1, a Delaware statutory trust (the "Issuer"), AmeriCredit Financial Services, Inc., a Delaware corporation ("AFSI"), Bank One, NA, a national banking association (the "Indenture Trustee"), AmeriCredit Warehouse Corporation, a Nevada corporation (the "Depositor") and Systems and Services Technologies, Inc. (the "Master Servicer"), a Delaware corporation. Any capitalized term used but not defined herein shall have the meaning assigned such term in the Sale and Servicing Agreement.

                                LETTER AGREEMENT

                Reference is also hereby made to the Indenture dated as of March 18, 2003 (the "Indenture") between the Issuer and the Indenture Trustee and the Custodian Agreement dated as of March 18, 2003 (the "Custodian Agreement") among the Issuer, AFSI, the Indenture Trustee and Bank One Trust Company, NA (the "Custodian").

                The parties hereto hereby agree that upon satisfaction of the following conditions on or before September 18, 2003 (the "Conditions"):

        1. redemption of the Notes by the Issuer by the payment of the Redemption Price equal to (A) $877,123,692 by the Issuer to the Class A Noteholder, (B) $50,000,000 by the Issuer to the Class B Noteholder and (C) $30,000,000 by the Issuer to the Class C Noteholder pursuant to Section 2.16(c) of the Indenture; and

        2. payment of $ 23,611 to the Master Servicer as payment in full of all amounts due to the Master Servicer under the Basic Documents; and

        3. payment of $3,333 to the Indenture Trustee as payment in full of all amounts due to the Indenture Trustee under the Basic Documents; and

        4. payment of $0 to the Custodian as payment in full of all amounts due to the Custodian under the Basic Documents;

                (i) the Indenture shall be deemed by each of the parties hereto as satisfied and discharged in accordance with Section 3.01 of the Indenture and any right to an Officer's Certificate or Tax Opinion pursuant to such Section
3.01 shall be waived, (ii) the Sale and Servicing Agreement shall be deemed by each of the parties hereto as terminated in accordance with Section 9.1 of the Sale and Servicing Agreement and (iii) the other Basic Documents shall be deemed by each of the parties hereto, pursuant to payment of the Notes in full, as terminated in accordance with their respective terms; provided, however that with respect to each of the Basic Documents, any rights or obligations that survive satisfaction and discharge or termination of such Basic Document in accordance with such Basic Document's terms, shall remain in full force and effect (the "Surviving Rights and Obligations"). Each party hereto hereby agrees that, upon satisfaction of the Conditions, it shall have no rights or obligations under the Basic Documents other than the Surviving Rights and Obligations. If the Conditions are not satisfied on or before September 18, 2003, the Basic Documents shall remain in full force and effect.

                This letter agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles, and may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement.

                IN WITNESS WHEREOF, AmeriCredit Financial Services, Inc., AmeriCredit Owner Trust 2003-1, AmeriCredit Warehouse Corporation, Bank One Trust Company, NA, Bank One, NA and Deutsche Bank AG, New York Branch, on behalf of the Majority Noteholders, have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

                                         AMERICREDIT FINANCIAL SERVICES, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         AMERICREDIT OWNER TRUST 2003-1,
                                         by AmeriCredit Financial Services,
                                         Inc., as attorney-in-fact

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         AMERICREDIT WAREHOUSE CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         BANK ONE TRUST COMPANY, NA

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         BANK ONE, NA

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                LETTER AGREEMENT

                                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                                         on behalf of the Majority Noteholders

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:
                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         SYSTEMS & SERVICES TECHNOLOGIES, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title: